UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 14, 2022

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 14, 2022, Gold Resource Corporation (the “Company”) received notice that Plante & Moran, PLLC (Plante & Moran) has declined to stand for re-appointment as its independent registered public accounting firm for the fiscal year ending December 31, 2022.

Neither of Plante & Moran’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2020 or 2021 contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s financial statements for the fiscal years ended December 31, 2020 and 2021, there were no disagreements with Plante & Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Plante & Moran’s satisfaction, would have caused Plante & Moran to make reference, in connection with its opinion, to the subject matter of such disagreements.

During the fiscal years ended December 31, 2021 and 2020, and during the subsequent interim period through March 17, 2021, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) except that in connection with the audit of the Company’s internal control over financial reporting as of December 31, 2021, Plante & Moran’s opinion concluded that the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2021 because a material weakness in internal control over financial reporting related to the accounting for the Aquila Resources Inc. acquisition existed as of that date.

We have provided Plante & Moran with a copy of the foregoing disclosure and requested that Plante & Moran furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Plante & Moran is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has commenced an RFP process to evaluate potential candidates to serve as its independent registered public accounting firm. The Company will promptly disclose its engagement of a new independent registered public accounting firm once the process has been completed and a firm has been formally engaged by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Plante & Moran PLLC regarding Change in Certifying Accountant

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: March 18, 2022	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President